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                                                                    Exhibit 32.3

                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002
                    (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Orleans Homebuilders, Inc. (the "Company"), does hereby certify that:


         1. The Company's Annual Report on Form 10-K for the period ended June 30, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: September 18, 2003                    By: /s/ Michael T. Vesey
                                               ----------------------------
                                            Name: Michael T. Vesey
                                            Title: President and
                                                   Chief Operating Officer


[The foregoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 610(b)(32) of Regulation S-K and section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K.]